                                                     Registration Number 2-14290

                                    FORM N-1A

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               /X/

      Post-Effective Amendment No. 59                                 /X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       /X/

      Amendment No. 59

                        Mairs and Power Growth Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

                       W1520 First National Bank Building
                              332 Minnesota Street
                             St. Paul, MN 55101-1363
               (Address of Principal Executive Offices) (Zip Code)
       Registrant's Telephone Number, Including Area Code: (651) 222-8478

                           William B. Frels, President
                       W1520 First National Bank Building
                              332 Minnesota Street
                             St. Paul, MN 55101-1363
                     (Name and Address of Agent for Service)

                                 with copies to:
                         Christopher C. Cleveland, Esq.
                             Briggs and Morgan, P.A.
                                 2400 IDS Center
                              Minneapolis, MN 55402

It is proposed that this filing will become effective (check appropriate box)

/X/ immediately upon filing pursuant to paragraph (b)
/ / on (dated) pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on (date) pursuant to paragraph (a)(1)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                 MAIRS AND POWER
                                GROWTH FUND, INC.

                                        W1520 FIRST NATIONAL BANK BLDG.
                                        332 MINNESOTA STREET
                                        ST. PAUL, MN  55101-1363
                                        1-800-304-7404

                                        OBJECTIVE
                                        The objective of the Fund is to provide
                                        shareholders with a diversified holding
                                        of common stocks which have the
                                        potential for above-average long-term
                                        appreciation.

PROSPECTUS
April 29, 2005                          ADDITIONAL INFORMATION ABOUT THE FUND
                                        This Prospectus, which should be kept
                                        for future reference, is designed to set forth the information you should know before you invest. A "Statement of Additional Information" dated April
                                        29, 2005, contains more information
                                        about the Fund and has been filed with
                                        the Securities and Exchange Commission.
                                        It is incorporated by reference into
                                        this Prospectus. You may obtain a copy
                                        of the Statement without charge, by
                                        writing to the Fund or by calling our
                                        Customer Service Department at
                                        1-800-304-7404.

                                        FEES AND EXPENSES
                                        The Fund is offered on a no-load basis,
                                        which means that you pay no sales charge for the purchase or sale of Fund shares and no 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management and administrative services, which are included in annual fund operating expenses.

                                        THE SECURITIES AND EXCHANGE COMMISSION
                                        HAS NOT DETERMINED IF THE INFORMATION IN
                                        THIS PROSPECTUS IS ACCURATE OR COMPLETE,
                                        NOR HAS IT APPROVED OR DISAPPROVED THESE
                                        SECURITIES. IT IS A CRIMINAL OFFENSE TO
PRIVACY POLICY ENCLOSED                 STATE OTHERWISE.

TABLE OF CONTENTS

Risk/Return Summary                                                      1
   Investment Objective/Goals                                            1
   Principal Investment Strategies                                       1
Principal Risks of Investing in the Fund                                 1
Risk/Return Bar Chart and Table                                          2
Fees and Expenses of the Fund                                            4
Investment Objective, Principal Investment Strategies, Related Risks,
    and Disclosure of Portfolio Holdings                                 5
Management's Discussion of Fund Performance                              7
Comparison Chart (Fund, S & P 500 Index and Consumer Price Index)        8
Management of the Fund                                                   9
Types of Accounts                                                       10
Determining Net Asset Value Per Share                                   11
Purchasing Shares                                                       12
   Wiring Instructions                                                  14
Redeeming Shares                                                        15
   Signature Guarantee Instructions                                     16
Frequent Purchases and Redemptions of Fund Shares                       17
Exchanging Shares                                                       18
Transferring Registration                                               18
Income Dividends and Capital Gain Distributions                         18
Taxes                                                                   19
Other Shareholder Services                                              20
Condensed Financial Information                                         22
Privacy Policy                                                          23
Officers and Directors                                                  24
For More Information                                                    Back Cover

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE/GOALS

The objective of the Mairs and Power Growth Fund (the "Fund") is to provide shareholders with a diversified holding of common stocks which have the potential for above-average long-term appreciation.

PRINCIPAL INVESTMENT STRATEGIES

We expect that common stocks will continue to be the primary emphasis in the portfolio. Preference is given to holdings in high quality companies characterized by:

-  Earnings that are reasonably predictable.
-  Return on equity that is above average.
-  Market dominance.
-  Financial strength.

Because we recognize that smaller capitalization companies provide somewhat higher returns over longer time frames, some emphasis is placed on small to medium sized companies, generally located in the Upper Midwest region. These companies may be underowned by institutional investors.

The Fund seeks to:

-  Keep its assets reasonably fully invested at all times.
-  Maintain modest portfolio turnover rates.

PRINCIPAL RISKS OF INVESTING IN THE FUND

All investments have risks. Although the Fund cannot eliminate all risks, it seeks to moderate risk by investing in a diversified portfolio of equity securities. The Fund is designed for long-term investors. Shareholders should be prepared to accept fluctuations in portfolio value as the Fund seeks to achieve its investment objective. There can be no assurance, of course, that the Fund will achieve its objective.

Risks of investing in the Fund include:

- Adverse market conditions (the chance that stock prices in general will fall, sometimes suddenly and sharply).

- Volatility in the market prices of equity securities, which are generally subject to greater price fluctuations than prices of fixed income securities, such as bonds and other debt obligations.

-  Fluctuation in equity prices over the short-term due to:
   -  changing market conditions,
   -  interest rate fluctuations, and
   -  various economic and political factors.

-  Loss of money is a risk of investing in the Fund.

RISK/RETURN BAR CHART AND TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Mairs and Power Growth Fund. The bar chart shows changes in the Fund's performance from year to year over a 10-year period.

[CHART]

 1995      1996      1997      1998      1999      2000      2001      2002     2003      2004
 49.32%    26.40%    28.65%     9.37%     7.16%    26.48%     6.48%   -8.12%    26.33%    17.99%

          HIGHEST AND LOWEST CALENDAR QUARTERS (FOR THE PAST 10 YEARS)

     Highest Quarter                    2nd Quarter, 1997:  + 19.03%
     Lowest Quarter                     3rd Quarter, 1998:  - 13.15%

                          AVERAGE ANNUAL TOTAL RETURNS
                      (FOR PERIODS ENDED DECEMBER 31, 2004)

The table shows how the Fund's average annual returns before and after taxes for one, five and ten years compare to those of the S & P 500.

The unaudited after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

How the Fund has performed in the past, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

MAIRS AND POWER GROWTH FUND

(For the periods ended December 31, 2004)                           1 YEAR         5 YEARS         10 YEARS
                                                                    ------         -------         --------
Return Before Taxes                                                 +17.99%        +13.02%         +18.03%

Return After Taxes on Distributions                                 +17.61%        +12.07%         +16.94%
(assumes you hold the fund shares at the end of the period;
no taxable gain or loss on investment)

Return After Taxes on Distributions and Sale of Fund                +12.18%        +10.98%         +15.82%
Shares  (assumes shares purchased at beginning and sold
at the end of the period)

S & P 500(1)                                                        +10.88%         -2.29%         +12.07%
(reflects no deduction for fees, expenses or taxes)

(1) The S & P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, broadbased unmanaged index of U.S. common stock prices.

FEES AND EXPENSES OF THE FUND

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     Sales charge (load) imposed on purchases                                                     None
     Deferred sales charge (load)                                                                 None
     Sales charge (load) imposed on reinvested dividends and other distributions                  None
     Redemption fee                                                                               None
     Exchange fee                                                                                 None

  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                      FOR THE YEAR ENDED DECEMBER 31, 2004
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

    Management fees                                                                               0.60%
    Distribution (12b-1) fees                                                                     None
    Other expenses (transfer agent, custodian, accounting, legal, audit, etc.)                    0.13%
                                                                                                  -----
    Total Annual Fund Operating Expenses                                                          0.73%
                                                                                                  =====

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that :

- You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.
-  Your investment has a 5% return each year.
-  All dividends and capital gain distributions are reinvested.
-  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 YEAR     3 YEAR     5 YEAR     10 YEAR
               -----------------------------------------
               $     75   $    234   $    407   $    909

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR    3 YEAR     5 YEAR     10 YEAR
               -----------------------------------------
               $     75   $    234   $    407   $    909

Although these examples are based on actual expenses in the most recent year, they should not be considered a representation of past or future expenses because actual expenses in future years may be greater or less than those shown. Federal securities regulations require the example to assume an annual rate of return of 5%, but the actual return for the Fund may be more or less than 5%. These examples are for comparison only.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS, AND DISCLOSURE OF PORTFOLIO HOLDINGS

This section takes a closer look at the investment objective and principal investment strategies of the Fund and certain risks of investing in the Fund.

INVESTMENT OBJECTIVE
The objective of the Fund is to provide shareholders with a diversified holding of common stocks which have the potential for above-average long-term appreciation.

IMPLEMENTATION OF INVESTMENT OBJECTIVES
The Fund intends to achieve its investment objective by giving preference to holdings in high quality companies. The companies in which the Fund seeks to invest generally have the following characteristics:

-  Reasonably predictable earnings.
-  Above average return on equity.
-  Market dominance.
-  Financial strength.

Because we recognize that smaller capitalization companies provide somewhat higher returns over longer time frames, some emphasis is placed on small to medium sized companies, generally located in our Upper Midwest region. These companies may be underowned by institutional investors.

Our strategy is to purchase quality growth stocks at reasonable valuation levels. The intention is to hold these issues for relatively long periods of time to allow the power of compounding to build wealth for our shareholders. However, sales are made from time to time in response to such factors as changing fundamentals and excessive valuation.

Assets in the Fund will be reasonably fully invested at all times. Cash equivalent investments (money market funds and other short-term investments) may be held from time to time to provide liquidity to meet redemptions, act as a reserve for future purchases and to better enable the Fund to achieve its objective. Portfolio turnover is expected to be low when compared to other mutual funds. The Fund's portfolio turnover rates for the periods ending December 31, 2004, 2003 and 2002 were 2.87%, 2.41% and 1.25%, respectively.
During periods of changing economic, market and political conditions, there may be more portfolio changes than in more stable periods. A higher turnover rate could result in the realization of higher capital gains and losses.

A detailed description of the Fund's investment limitations is contained in the Statement of Additional Information. Such limitations are fundamental policies, which means they cannot be changed without the approval of a majority of the Fund's shareholders, as defined in the Statement of Additional Information. It is expected that the Fund will not invest in oil, gas or other mineral leases and real estate limited partnership interests.

RISKS
All investments have risks. Although the Fund cannot eliminate all risk, it seeks to moderate risk by investing in a diversified portfolio. Long-term investors, for whom the Fund is designed, should be prepared to accept fluctuations in portfolio value as the Fund seeks to achieve its investment objective. There can be no assurance, of course, that the Fund will achieve its objective. Loss of money is a risk of investing in the Fund.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS, AND DISCLOSURE OF PORTFOLIO HOLDINGS (continued)

MARKET CONDITIONS
The Fund is subject to the general risk of adverse market conditions for equity securities. The market prices of equity securities are generally subject to greater risk than prices of fixed income securities, such as bonds and other debt obligations. Although equity securities have historically demonstrated long-term increases in value, their prices may fluctuate markedly over the short-term due to changing market conditions, interest rate fluctuations and various economic and political factors.

FUND MANAGEMENT
The Fund's performance depends on the active management by the investment adviser, Mairs and Power, Inc., in selecting and maintaining a portfolio of securities which will achieve the Fund's investment objective. The Fund could underperform compared to other Funds having similar investment objectives.

DISCLOSURE OF PORTFOLIO HOLDINGS
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (SAI) dated April 29, 2005. The SAI is available without charge by (i) writing or calling our Customer Service Department at 1-800-304-7404; or (ii) accessing the Fund's website at www.mairsandpower.com and clicking on "Statement of Additional Information" on the 'Fund Reports' page.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

2004 IN REVIEW

The Fund continues to emphasize the ownership of high quality, growth oriented companies located in the upper Midwest and purchased at what are considered to be reasonable valuation levels. Investments are purchased with the intention of holding them over at least a three to five year time horizon.

Thanks to a strong fourth quarter, the Fund turned in a surprisingly good year in terms of both absolute and relative performance. The Fund produced a total investment return of 17.99% compared to lower comparable benchmark returns of 5.3% for the DJIA and 10.9% for the S & P 500 Stock Index. Among other comparable funds, the Lipper universe of 722 multicap core funds showed an average return of 11.1%.

Responding to rather stimulative fiscal and monetary policies, the economy continued to perform very well during 2004 showing a 4.4% rate of real GDP growth. This represented the best rate of improvement since 1999. While consumer spending showed steady growth, business spending was clearly a driving force reflecting a past level of under-spending and the continuing need to reduce costs in order to remain competitive. Corporate profits on an operating basis are believed to have risen by more than 20% to near record levels as a percentage of GDP.

One of the major surprises of 2004 was the stability shown by longer term interest rates in the face of a strong economy and a somewhat less accommodative Fed policy resulting in rising short-term rates. The absence of upward pressure at the longer end of the curve is thought to have been a direct result of strong foreign demand for dollar denominated debt, resulting from the increasing trade deficit along with the fact that the "core" rate of inflation has remained relatively stable at an annual rate of less than 2%.

The Fund is characterized as a multi-cap fund because all the capitalization sizes are represented in the portfolio. Currently, 54% of the portfolio stocks are large capitalization, 36% are mid capitalization and 10% are small capitalization. We have the flexibility to utilize all three and this has been a major factor in producing superior long-term performance. Our five year average annual return of 13.0% compares very favorably with 0.7% for the Dow Jones Industrial Average and -2.3% for the Standard & Poor's 500 Stock Index. This strong relative performance reflects our long-standing concern for realistic stock valuations and our emphasis on well established companies with dominant market shares and growing franchises within their respective industries.

The two largest industry sectors in the portfolio are health care (18%) and financial services (16.1%). Health care will continue to benefit from strong demographic trends due to the aging population in both the U.S. and other industrialized countries. The companies in this group have a strong commitment to research and product development, which should ensure future growth trends. Financial services should benefit from a strengthening economy as well as continuing steady growth in personal income. We believe the portfolio is well structured to capitalize on the trends we see unfolding in 2005.

[CHART]

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FUND, S & P 500 INDEX AND CONSUMER PRICE INDEX (CPI)

                                 1994   1995   1996   1997   1998   1999   2000   2001   2002   2003   2004
Mairs and Power Growth Fund        10     15     19     24     27     28     36     38     35     44     52

S & P 500                          10     14     17     23     29     35     32     28     22     28     31

CPI                                10     10     11     11     11     11     12     12     12     12     13

 AVERAGE ANNUAL TOTAL RETURNS BEFORE TAXES (FOR PERIODS ENDED DECEMBER 31, 2004)

                                  1 Year     5 Years   10 Years
---------------------------------------------------------------
Mairs and Power Growth Fund        +17.99%    +13.02%    +18.03%

PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE OF FUTURE PERFORMANCE. PLEASE NOTE THAT THE ABOVE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER
The Fund employs Mairs and Power, Inc. as its investment adviser to manage the Fund's investment portfolio. Mairs and Power, Inc. is compensated each month by the Fund. The management fee is computed at an annual rate of 0.60% based upon the Fund's average daily net assets.

Mairs and Power, Inc. has managed mutual funds since 1958 and has provided investment counsel services since 1931. Mairs and Power, Inc. is located at W1520 First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota 55101-1363.

PORTFOLIO MANAGER
William B. Frels, President and Treasurer of Mairs and Power, Inc. is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Frels assumed this position on June 14, 2004 when George A. Mairs, III resigned as an officer and portfolio manager. Mr. Frels had been co-manager of the Fund since 1999. He is also the manager of the Mairs and Power Balanced Fund and has been an officer and director of Mairs and Power, Inc. since 1992. Mr. Mairs has been an officer and director of Mairs and Power, Inc. since 1961 and continues in his position as Chairman and will remain an active member of the firm's investment committee.

Additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund is available in the Fund's SAI dated April 29, 2005.

CUSTODY SERVICES
U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 acts as custodian for the Fund. U.S. Bank controls all securities and cash for the Fund, receives and pays for securities purchased, delivers against payments for securities sold, receives and collects income from investments, makes all payments for Fund expenses and performs other administrative services. U.S. Bank is not affiliated with the Fund or investment adviser.

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC, a wholly owned subsidiary of U.S. Bancorp, serves as the Fund's transfer agent and dividend disbursing agent.

ADMINISTRATION SERVICES
Mairs and Power, Inc. provides certain administrative services for the Fund. These services include general administrative services, assistance with regulatory compliance, and coordination of accounting and tax reporting. As compensation for these services, the Fund pays Mairs and Power, Inc. monthly fees computed at an annual rate of 0.01%, based on the Fund's average daily net assets.

TYPES OF ACCOUNTS

The Fund offers several different types of accounts.

FORM TO USE:                   TO ESTABLISH THE FOLLOWING TYPES OF ACCOUNTS:
-------------------------------------------------------------------------------------------------------
Purchase Application Form      -  Accounts for one or more people (single or joint accounts).
                               -  Accounts for minor children (UGMA/UTMA - Uniform Gifts/Transfers to
                                  Minors Act).  Age of majority and other requirements are set by state law.
                               -  Trust Accounts.  These accounts require pages of the trust document which name the individuals authorized to act.
                               -  Retirement Accounts where U.S. Bank, N.A. is not the custodian or trustee.
                               -  Accounts opened for an organization such as a corporation, partnership or other entity. These accounts require a corporate resolution or other document to name the individuals authorized to act.

IRA Application Form           -  Traditional IRA.
                               -  Roth IRA.
                               -  SEP-IRA (Simplified Employee Pension Plan Account).
                               -  SIMPLE IRA (Savings Incentive Match Plan for Employees Account).

CESA Application Form          -  CESA (Coverdell Education Savings Account - formerly known as
                                  "Education IRA")

U.S. Bank, N.A. is the custodian and trustee for the above retirement and CESA accounts. There is a $15.00 annual custodial fee per account (up to a maximum of two accounts) for these types of retirement accounts. This fee will be automatically charged to your account(s) if not received by the announced due date, usually the last week of September. For further information on retirement and CESA accounts, please ask for the Individual Retirement Account Disclosure Statement & Custodial Account Agreement. You may also call Customer Service at 1-800-304-7404 to ask questions about investing for retirement.

DETERMINING NET ASSET VALUE PER SHARE

The Fund's share price, also called its net asset value or NAV, is calculated once daily, after the close of trading on the New York Stock Exchange (the "Exchange"), generally 3:00 p.m., Central Time, on each day the Exchange is open for trading. As a result, shares of the Fund will not be priced on the days which the Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV per share is calculated by adding up the total assets of the Fund, subtracting all of its liabilities, or debts, and then dividing by the total number of Fund shares outstanding:

                        Total Assets - Liabilities
Net Asset Value =   ----------------------------------
                       Number of Shares Outstanding

Security valuations for fund investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the NASDAQ national market system, the Fund utilizes the NASDAQ Official Closing Price which compares the last trade to the bid/ask range of the security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last price is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price.

For securities where quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Valuation Committee (the Committee) appointed by the Fund's Board of Directors. Factors which may be considered by the Committee in determining the fair value of a security are the type of the security; restrictions on the resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; related corporate actions; conversion or exchange rights on the security; information from broker-dealers; and changes in overall market conditions.

PURCHASING SHARES

THE MAIRS AND POWER GROWTH FUND IS NOT REGISTERED IN ALL 50 STATES. BEFORE YOU BEGIN TO INVEST IN THE MAIRS AND POWER GROWTH FUND, PLEASE MAKE SURE THAT YOU LIVE IN ONE OF THE STATES WHERE THE FUND IS REGISTERED TO SELL SHARES. YOU CAN CALL OUR CUSTOMER SERVICE DEPARTMENT AT 1-800-304-7404 AND INQUIRE ABOUT YOUR STATE OR VISIT OUR WEBSITE AT www.mairsandpower.com.

THE FUND DOES NOT OFFER ITS SHARES FOR SALE OUTSIDE OF THE UNITED STATES, NOR IS THE FUND AVAILABLE TO FOREIGN INVESTORS.

You may purchase shares of the Fund directly through the Fund's transfer agent, U.S. Bancorp Fund Services, LLC. The price you pay per share will be the NAV computed after the close of trading on the Exchange, generally 3:00 p.m. Central Time. (SEE "DETERMINING NET ASSET VALUE PER SHARE" ON PAGE 11.) Your purchase will have no sales charge or marketing fees included in the price of the Fund shares. Purchase orders received on a day the Exchange is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Purchase orders received after the close of trading on a day the Exchange is open for trading will be valued as of the close of trading on the next day the Exchange is open.

The Fund cannot accept purchase applications:
- that request a particular day or price for your transaction or any other special conditions;
- that omit your social security number or tax identification number, or that do not include a certified social security or tax identification number;
- that omit additional information required by the USA PATRIOT Act (see page 13 for details).

An initial purchase must be for at least $2,500 ($1,000 for an IRA account) and each subsequent purchase must be for at least $100, although the Fund reserves the right to waive or change these minimums at its discretion. All applications to purchase shares are subject to acceptance or rejection by authorized officers of the Fund and are not binding until accepted. Applications will not be accepted unless accompanied by payment in U.S. funds.

You can add to an existing account by
- mailing in your check with the "Invest by Mail" form detached from your confirmation statement, or
- calling our Customer Service Department at 1-800-304-7404. You can set up this telephone option by mailing in a voided check and a letter of instruction with your signature guaranteed by an eligible signature guarantor (SEE "SIGNATURE GUARANTEE INSTRUCTIONS" ON PAGE 16).

You may not use telephone transactions for initial purchases of the Fund's shares.


Payment should be made by check drawn on a U.S. bank, savings and loan, or credit union, or sent by wire transfer. Checks should be made payable to "Mairs and Power Growth Fund". Cashier's checks in amounts of less than $10,000 will not be accepted. The Fund will not accept payment in cash, or cash equivalent instruments, such as money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveller's checks, starter checks, bank checks, or checks drawn against a line of credit as investments for the purchase of shares. If your payment is not received or if you pay with a check that does not clear, your purchase will be canceled and a fee of $25 will be charged against your account by the transfer agent. If any loss is sustained by the Fund, this loss will also be charged against your account.

The Fund reserves the right to reject applications for the following reasons:
-  Applications received without payment.
-  Applications that would be considered disadvantageous to shareholders.
-  Individuals who previously tried to purchase shares with a bad check.
- Applications that omit information required to verify a shareholder's identity under the USA PATRIOT Act.

The Fund and its agents reserve the right to cancel or rescind any purchase within one business day if they believe:
- An investor has engaged in market timing, excessive trading or fraud. (See "Frequent Purchases and Redemptions of Fund Shares" on page 17.

- Notice has been received of a dispute between the registered or beneficial account owners.
-  There is reason to believe that the transaction is fraudulent.
-  Instructions are received and are believed not to be genuine.

Stock certificates will not ordinarily be issued to you unless you make a request for a certificate in writing. The Fund will invest the entire dollar amount of your purchase order in full and fractional shares. Income dividends and capital gain distributions will be reinvested for you in additional full and fractional shares unless you request that income dividends and/or capital gain distributions are to be paid in cash.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Deposit in the mail or with such other services, or receipt at the transfer agent's post office box, of purchase applications does not constitute receipt by the transfer agent or the Fund.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Purchase Application Form, you will be required to supply the Fund with information that will assist the Fund in verifying your identity. This includes your full name, date of birth, permanent street address (that is not a P. O. Box address), and your Social Security Number (or Taxpayer Identification Number). Until such verification is made, the account will not be opened. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy notice on page 23.

                               WIRING INSTRUCTIONS

You should use the following instructions when wiring funds for the purchase of Fund shares.

IMPORTANT:
To open an account by wire, a
completed account application is required before your wire can be accepted. You can mail or overnight deliver your account application to the transfer agent.

Upon receipt of your completed application, an account will be established for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire.

Your bank must include the name of the Fund you are purchasing, the account number and your name so that monies can be correctly applied.

Prior to wiring any funds, you
must notify U.S. Bancorp Fund Services, LLC at 1-800-304-7404 to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

WIRE TO:
U.S. Bank, N.A.
ABA Number 075000022



CREDIT TO:
U.S. Bancorp Fund Services, LLC
Account 112-952-137



FURTHER CREDIT:
Mairs and Power Growth Fund, Inc.
[Shareholder Account Number]
[Shareholder Name/Registration]

REGULAR MAIL ADDRESS
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI 53201-0701

EXPRESS (OR OVERNIGHT), CERTIFIED OR
REGISTERED MAIL ADDRESS
U.S. Bancorp Fund Services, LLC
3rd Floor
615 East Michigan Street
Milwaukee, WI 53202

REDEEMING SHARES

You may redeem for cash all or a portion of your shares in the Fund by instructing U.S. Bancorp Fund Services, LLC, the Fund's transfer agent, at its office in Milwaukee, Wisconsin.

IMPORTANT NOTE: YOUR INSTRUCTION FOR REDEMPTION MUST BE IN WRITING. THE FUND DOES NOT OFFER REDEMPTIONS VIA THE TELEPHONE OR FAX.

Your shares will be redeemed at the NAV computed after the receipt of an acceptable redemption request by the Fund. The price you receive for your redemption of shares will be the NAV computed after the close of trading on the Exchange on that day, generally 3:00 p.m. Central Time. If your request for redemption of shares is received after the close of trading on that day, your redemption request will be valued as of the close of trading on the next day the Exchange is open. Your redemption request must be in "good order" before your proceeds can be released. This means the following will be required:

- A letter of instruction or a stock assignment signed by all owners of the shares EXACTLY as their names appear in the Fund's shareholder records. You must specify the account number, the number of shares or dollar amount to be redeemed. If certificates have been issued representing shares to be redeemed, they must accompany the letter, which must be signature guaranteed. (SEE "SIGNATURE GUARANTEE INSTRUCTIONS" ON PAGE 16).

- A guarantee of the signature of each owner for redemption requests greater than $25,000. Redemption requests less than $25,000 do not require a signature guarantee. However, in order to comply with the signature guarantee limitation level, the Fund will not accept multiple redemption requests for less than $25,000 on the same day. (SEE "SIGNATURE GUARANTEE INSTRUCTIONS" ON PAGE 16.)

- In the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans, other supporting legal documents are required.

- A guarantee of the signature of each owner if the address of record has been changed within the 15 days preceding any redemption. (SEE "SIGNATURE GUARANTEE INSTRUCTIONS" ON PAGE 16.)

- If your redemption request is from an IRA or other retirement plan, you must indicate on the redemption request whether or not to withhold federal income tax. If you fail to indicate an election not to have tax withheld, you will be subject to withholding.

- If your redemption request includes exchanging shares, see "EXCHANGING SHARES" on page 18.

If the proceeds of any redemption are requested to be made payable to or sent to an address other than the address of record, the signature(s) on the request must be guaranteed by an eligible signature guarantor. (SEE "SIGNATURE GUARANTEE INSTRUCTIONS" PAGE 16.)

If any portion of the shares you are redeeming represent an investment made by check, we may delay the payment of the redemption proceeds until our transfer agent is reasonably satisfied that your check has been collected. This may take up to 12 days from the purchase date.

We will mail your payment to you for the shares you are redeeming typically within one or two business days. The payment will be mailed no later than the seventh business day after the redemption request is received by the transfer agent or within such shorter period as may legally be required. The redemption request must be in good order as stated above. If you wish not to receive your proceeds by mail, the following methods for redemption are also available:

- Proceeds may be received by wire transfer. A $15 wire fee will be applied. If you choose this method, your written request must be signature guaranteed. (SEE "SIGNATURE GUARANTEE INSTRUCTIONS" BELOW.)

- Redemption proceeds may also be sent to your bank via electronic transfer through the Automated Clearing House ("ACH") network provided that your bank is a member. You can elect this option by writing to the Fund. You must attach a voided check or deposit slip to your written request and you must have your signature guaranteed. If money is moved by ACH transfer, you will not be charged by the Fund's transfer agent for the service. There is a $100 minimum per ACH transfer.

No interest will accrue on amounts represented by uncashed redemption checks.

THE FUND RESERVES THE RIGHT TO CLOSE ANY NON-IRA ACCOUNT IN WHICH THE BALANCE FALLS BELOW THE MINIMUM INITIAL INVESTMENT.

The right of redemption may be suspended or the date of payment may be postponed as follows:

- During weekend or holiday closings, or when trading is restricted as determined by the Securities and Exchange Commission ("SEC").

- During any period when an emergency exists as determined by the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to fairly determine the value of its net assets.

-  For such a period as the SEC may permit.

If the post office cannot deliver your check, or if your check remains uncashed for six months, the Fund reserves the right to reinvest your redemption proceeds in your account at the current NAV.

                        SIGNATURE GUARANTEE INSTRUCTIONS

WHERE TO OBTAIN A SIGNATURE GUARANTEE
A signature guarantee must be obtained from an eligible signature guarantor such as a U.S. commercial bank, trust company or a broker who is a member of the New York Stock Exchange. The entity providing the signature guarantee must participate in a "Medallion" signature guarantee program.

WHEN A SIGNATURE GUARANTEE IS NEEDED
You may need to have your signature guaranteed in certain situations such as:
-  Redeeming an amount greater than $25,000.
- Redeeming shares in your account after changing your address of record in the last 15 days.
- Sending to or making redemption proceeds payable to any person, address or bank account other than that on record.
-  Requesting to wire redemption proceeds.
- Transferring shares from your account to another person or legal entity, or changing the name(s) on your account.
- For joint accounts requiring signature guarantee, each account owner's signature must be separately guaranteed.

THE FUND CANNOT ACCEPT GUARANTEES FROM NOTARIES PUBLIC OR ORGANIZATIONS THAT DO NOT PROVIDE REIMBURSEMENT IN THE CASE OF FRAUD.

In the event of a redemption of shares or an exchange of shares for shares of the Mairs and Power Balanced Fund, the transaction will be treated as a sale of the Fund's shares and any gain (or loss) on the transaction may be reportable as a gain (or loss) on your federal income tax return.

Once your redemption order is received and accepted by the Fund, you may not revoke or cancel it. The Fund cannot accept redemptions that request a particular day or price for your transaction or any other special conditions. The redemption value may be worth more or less than the price originally paid for the shares and you may realize a gain or loss on redemption.

If you have additional questions regarding the redemption procedure, you should contact our Customer Service Department at 1-800-304-7404.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

It is the policy of the Fund to discourage short term trading. The Fund is intended for long-term investment purposes only and not for market timing or excessive trading. Market timing may be disadvantageous to the long term performance of the Fund by disrupting portfolio management and increasing fund expenses.

The Fund may reject any purchase orders by any investor that may be attributable to market timers or are otherwise excessive or potentially disruptive to the Fund. Purchase orders that are believed to be placed by market timers may be revoked or cancelled by the Fund on the next business day after receipt of the order. Notice will be given to the shareholder within five business days of the purchase order to freeze the account and temporarily suspend services.

Trading activity in the Fund's shares is monitored by the Fund's transfer agent and the investment adviser on a daily basis. However, this monitoring cannot detect all short term trading. For example, short term trading in omnibus accounts and retirement plans might not be detected.

The Fund will not make any exceptions to its short term trading policy, nor will the Fund grant to any third-party permission to engage in short term trading within the Fund.

The Fund's Short Term Trading policy has been approved by the Fund's Board of Directors.

EXCHANGING SHARES

You may exchange shares between the Fund and the Mairs and Power Balanced Fund. An exchange is treated as a redemption and a purchase, and therefore, you may realize a taxable gain or loss. You should obtain and read the current prospectus for the Mairs and Power Balanced Fund before the exchange is made.

There is a $1,000 minimum for all exchanges. If a new account is being opened by exchange, the minimum investment requirements must be met. After the exchange, the account from which the exchange is made must have a remaining balance of at least $2,500 ($1,000 for an IRA account) in order to remain open. The Fund reserves the right to terminate or materially modify the exchange privilege upon 60 days' advance notice to shareholders.

Your exchange request must be in writing and signed by all registered account holders. You may download an Exchange Request form from the Mairs and Power Funds' website.

TRANSFERRING REGISTRATION

If you request a change in your account registration -- such as changing the name(s) on your account or transferring your shares to another person or legal entity -- you must submit your request in writing. A signature guarantee is required. (SEE "SIGNATURE GUARANTEE INSTRUCTIONS" ON PAGE 16.) Please call our Customer Service Department at 1-800-304-7404 for full instructions.

INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Dividends and capital gain distributions are reinvested in additional Fund shares in your account unless you select another option on your Purchase Application Form. The advantage of reinvesting distributions is that you receive dividends and capital gains on an increasing number of shares. This is known as compounding. A capital gain or loss is the difference between the purchase and sale price of a security.

If you are investing in an account that is not tax deferred, it may be advantageous to buy shares after the Fund makes its capital gain distribution. If you buy shares before the capital gain distribution, it can cost you money in taxes. To avoid this situation, check with the Fund for its capital gain distribution date.

The Fund distributes all of its net investment income to its shareholders in the form of semi-annual dividends. The dividend payments are normally made in June and December. If a capital gain is realized, the Fund will distribute it near year-end in the year in which such gains are realized.

Dividends and capital gains which are not reinvested by you are paid to you by check or transmitted to your bank account via the ACH network. If you elect to have dividends or capital gains paid in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund. If the post office cannot deliver your check, or if your check remains uncashed for six months, your distribution option will be changed to reinvestment. Your distribution check will be reinvested into your account at the Fund's current NAV. All subsequent distributions will be reinvested in shares of the Fund. No interest will accrue on the amount represented by uncashed distribution checks.

TAXES

The Fund intends to comply, as it did in 2004, with the special provisions of Subchapter M of the Internal Revenue Code that relieve it from federal income tax on net investment income and capital gains currently distributed to shareholders. The Internal Revenue Code requires all regulated investment companies to pay a nondeductible 4% excise tax if less than 98% of ordinary income and 98% of capital gains are paid out to shareholders during the year in which they are earned or realized. The Fund intends to distribute income and capital gains in such a manner as to avoid this excise tax.

The Fund's distribution of dividends and capital gains, whether you receive them in cash or reinvest them in additional shares of the Fund, may be subject to federal and state income taxes. Distributions to individual retirement accounts and qualified retirement plans are generally tax-free.

Distributions of income and net short-term capital gain are generally taxed as ordinary income. Other capital gains are generally taxed as long-term capital gains. The tax treatment of your capital gain distributions depends on how long the Fund held the securities in its portfolio, not how long you have held your shares of the Fund or whether you reinvested your distributions.

If the Fund is notified by the IRS that you are subject to back-up withholding, the Fund will be required to withhold federal taxes at the current federal income tax rate on all taxable distributions payable to you.

In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you during the previous year. This information is also reported to the IRS. Distributions may also be subject to state and local taxes. A portion of the Fund's ordinary dividends should be eligible for the dividends received deduction by corporations.

The Fund's dividends and distributions are paid on a per share basis. When the dividend and capital gain payments are made, the value of each share will be reduced by the amount of the payment. If you purchase shares shortly before the payment of a dividend or a capital gain distribution, you will pay the full price for the shares and then receive some portion of the price back as a taxable dividend or capital gain.

The above statements are a general summary of current federal income tax law regarding the Fund. You should consult with your own tax adviser regarding federal, state and local tax consequences of an investment in the Fund.

OTHER SHAREHOLDER SERVICES

The following reports will be sent to you as a shareholder:

Account           -  Sent to you each time you buy or sell Fund shares.  Statement will confirm the
Confirmation         trade date and amount of your transaction.
Statements        -  Semi-annual and annual confirmation statements will also be sent to you detailing the income dividend and capital gain distributions made by the Fund. In addition, the market value of your account at the close of the period will also appear on this statement.

Fund Financial    -  Quarterly and Annual Reports will be mailed to you at the end of February, May,
Reports              August and November.  Included in these reports is the performance of the Fund, a report from the Fund adviser, as well as a listing of the Fund's holdings and other financial statements.
                  -  Note: To reduce Fund expenses, the Fund attempts to send only one copy of a financial report to each shareholder with multiple accounts in the Fund.

Tax Statements    -  Generally mailed to you in January.
                  -  Will report to you
                     -  the previous year's total dividend and capital gain distributions (1099-DIV),
                     -  proceeds from the sale of shares (1099-B), if any, and
                     -  distributions from IRAs or other retirement accounts (1099-R).

Average Cost      -  Mailed to you by February 15, 2006 if:
Statements           -  you redeemed shares from a NON IRA account in 2005,
                     -  you received a 1099-B, and
                     -  you opened your account after January 1, 1996.
                  -  The statement will show all redemptions reportable for the current tax year and the average cost per share. The purpose of this statement is to provide you with information for the preparation of your tax return. This information is not reported to the IRS and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS.
                  -  There are certain situations, such as a change of registration or transfer of shares, that may prevent you from receiving a cost basis statement. If you have any questions about your tax cost basis, please contact our Customer Service
                     Department at 1-800-304-7404.

The following services are available to you as a shareholder:

Reinvestment Plan                -  Dividend and capital gain distributions may be reinvested as additional shares of the Fund.

Automated Telephone Services     -  Fund and shareholder account information is available 24 hours per day, seven days a week.
                                 -  You may obtain share prices and price changes for the Fund, your account balance and last two transactions, dividend distribution information and duplicate account statement.
                                 -  To use this service, you must first establish a Personal
                                    Identification Number (PIN) of your own choosing via the automated telephone service before accessing your account information.

Fund Website:                    -  The following information is available on the web site:
www.mairsandpower.com               -  An overview of Mairs and Power, Inc.
                                    -  Investment style of Mairs and Power Funds
                                    -  Fund managers and directors
                                    -  Daily Fund prices
                                    -  Fund information
                                    -  Fund facts
                                    -  Distribution and tax information
                                    -  Proxy Voting Record
                                    -  Fund prospectus and reports
                                    -  Fund forms and applications
                                    -  Contact information

Automatic Investment Plan        -  You may make regular monthly or quarterly investments of $100 or
(AIP)                               more through automatic deductions from your bank account.
                                 -  In order to participate in the plan, your bank must be a member of the Automated Clearing House ("ACH") network.
                                 -  If your automated withdrawal cannot be completed or is rejected, a
                                    $25 fee will be charged to your account.
                                 -  This option is available for taxable as well as non-taxable (IRA)
                                    accounts.  To be eligible for using the AIP for an IRA account, you must have earned income.  Purchases made in this manner will be applied as current year purchases.  To avoid excess contributions into an IRA, please call the Fund at least FIVE days in advance to stop the AIP.
                                 -  You may change or terminate this privilege at any time by notifying the transfer agent in writing at least five days prior to effective date, or by calling our Customer Service Department at 1-800-304-7404.
                                 -  To request an Automatic Investment Plan form, please write or call the Fund at 1-800-304-7404, or download an AIP form from the Mairs and Power Funds' website.

Systematic Withdrawal Plan       -  If you own $10,000 or more of our Fund's shares, you may arrange
(SWP)                               to have monthly or quarterly withdrawals of cash by sending a systematic withdrawal request to the Fund.  Shares are redeemed from your account to meet the designated payments.
                                 -  You may change or terminate this privilege at any time by notifying the transfer agent in writing at least five days in advance of the next withdrawal, or by calling our Customer Service
                                    Department at 1-800-304-7404.
                                 -  To request a Systematic Withdrawal Plan form, please write or call the Fund at 1-800-304-7404, or download a SWP form from the Mairs and Power Funds' website.

CONDENSED FINANCIAL INFORMATION


The following table shows certain important financial information which may help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share outstanding throughout the period. The total investment returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been derived from financial statements audited by Ernst & Young LLP, independent registered public accounting firm. The financial statements and the report of the independent registered public accounting firm may be found in the Fund's most recent annual report, which you may obtain, without charge, by writing to or calling the Fund at the number listed on the front of this Prospectus.

                              FINANCIAL HIGHLIGHTS
             (SELECTED PER SHARE DATA AND RATIOS - FOR EACH SHARE OF
                CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 YEAR ENDED DECEMBER 31
                                            2004             2003             2002             2001             2000
                                        --------------------------------------------------------------------------------
PER SHARE (1)
Net asset value, beginning of year      $      60.90     $      49.26     $      54.36     $      53.41     $      46.46
Investment operations:
   Net investment income                        0.68             0.54             0.45             0.51             0.54
   Net realized and unrealized
      gains (losses) on investment             10.25            12.40            (4.86)            2.95            11.78
                                        ------------     ------------     ------------     ------------     ------------
TOTAL FROM INVESTMENT OPERATIONS               10.93            12.94            (4.41)            3.46            12.32

Less distributions:
   Dividends (from net investment
      income)                                  (0.68)           (0.53)           (0.45)           (0.51)           (0.55)
   Distributions (from capital gains)          (0.82)           (0.77)           (0.24)           (2.00)           (4.82)
                                        ------------     ------------     ------------     ------------     ------------
TOTAL DISTRIBUTIONS                            (1.50)           (1.30)           (0.69)           (2.51)           (5.37)
                                        ------------     ------------     ------------     ------------     ------------
NET ASSET VALUE, END OF YEAR            $      70.33     $      60.90     $      49.26     $      54.36     $      53.41
                                        ============     ============     ============     ============     ============
TOTAL INVESTMENT RETURN                        17.99%           26.33%           (8.12)%           6.48%           26.48%
                                        ============     ============     ============     ============     ============
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (000's
      omitted)                          $  2,058,210     $  1,307,763     $    850,302     $    679,027     $    581,668
   Ratio of expenses to average net
      assets                                    0.73%            0.75%            0.78%            0.76%            0.78%
   Ratio of net investment income to
      average net assets                        1.12%            1.05%            0.93%            0.97%            1.06%
   Portfolio turnover rate                      2.87%            2.41%            1.25%            7.91%           15.34%

(1) All per share amounts for 2000 and 2001 have been adjusted to give effect to a two-for-one stock split, which was paid on October 10, 2001.

PRIVACY POLICY

Mairs and Power Funds, in having created a relationship with its shareholders, has established a policy which sets forth the commitment of the Funds to maintain a shareholder's private information in a confidential manner, securing personal and financial data.

In the normal process of doing business with its shareholders, Mairs and Power Funds collects nonpublic personal information about its shareholders. This information is collected from the application or other forms, correspondence or conversations, including but not limited to, account number and balance, payment history, parties to transactions, cost basis information and other financial information.

We do not disclose any nonpublic personal information about our shareholders, past or present, to nonaffiliated third parties, such as consultants or accountants, except as authorized by shareholders or required by law. Third parties that perform administrative services on the Funds' behalf, such as our transfer agent and custodian, will receive nonpublic personal information about our shareholders. These entities will use this information only to provide required services for shareholders and are not permitted to share or use this information for any other purpose. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard our nonpublic personal information. We would not under any circumstances disclose any information, public or nonpublic, about our present or former shareholders to any third parties for the purpose of marketing.

In the event that shareholders hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how nonpublic personal information would be shared with nonaffiliated third parties.

                           OFFICERS AND DIRECTORS

William B. Frels                                    President and Director
Peter G. Robb                                               Vice-President
Jon A. Theobald                                                  Secretary
Lisa J. Hartzell                                                 Treasurer
Norbert J. Conzemius                                              Director
Charlton Dietz                                                    Director
Charles M. Osborne                                                Director
Edward C. Stringer                                                Director

                               INVESTMENT ADVISER
                              Mairs and Power, Inc.
                       W1520 First National Bank Building
                              332 Minnesota Street
                            Saint Paul, MN 55101-1363

            CUSTODIAN                               INDEPENDENT REGISTERED
         U.S. Bank, N.A.                            PUBLIC ACCOUNTING FIRM
        425 Walnut Street                             Ernst & Young LLP
       Cincinnati, OH 45202                              Suite 1400
                                                    220 South Sixth Street
                                                     Minneapolis, MN 55402

                                 TRANSFER AGENT

REGULAR MAIL ADDRESS                        EXPRESS (OR OVERNIGHT), CERTIFIED OR
                                            REGISTERED MAIL ADDRESS
U.S. Bancorp Fund Services, LLC             U.S. Bancorp Fund Services, LLC
615 East Michigan Street                    3rd Floor
P. O. Box 701                               615 East Michigan Street
Milwaukee, WI  53201-0701                   Milwaukee, WI  53202

                  SHAREHOLDER ACCOUNT INFORMATION AND INQUIRIES
                                 1-800-304-7404

                        MAIRS AND POWER GROWTH FUND, INC.

FOR MORE INFORMATION
More information about the Fund is available from the follwing sources:

   STATEMENT OF ADDITIONAL INFORMATION (SAI)
   The SAI provides more details about the Fund and its investment policies and restrictions. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

   ANNUAL, SEMI-ANNUAL AND QUARTERLY REPORTS
   Additional information about the Fund's investments is available in the Fund's annual, semi-annual and quarterly reports to shareholders. In the Fund's annual, semi-annual and quarterly reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period.

            The Fund's annual, semi-annual and quarterly reports and the SAI are available free of charge on the Fund's website at www.mairsandpower.com.

            You can also get free copies of annual, semi-annual and quarterly reports and the SAI by contacting the Fund at:

                       MAIRS AND POWER GROWTH FUND, INC.
                       c/o U.S. Bancorp Fund Services LLC
                       P. O. Box 701
                       Milwaukee, WI  53201-0701

                       Telephone:  1-800-304-7404

            Reports will be sent first class mail within three business days of receipt of request.

            You may also request other information about the Fund or make shareholder inquiries by calling 1-800-304-7404.

   Additional information:

   - Documents filed by the Fund with the SEC are available on the SEC's Internet EDGAR Database site at http://www.sec.gov, where they are listed under "Mairs and Power Growth Fund, Inc."
   - Information about the Fund, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can also obtain copies by mailing your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102, or by paying a duplicating fee and sending a request by email to: publicinfo@sec.gov. Information about the operation of the Public Reference Room is available by calling the SEC at 1-202-942-8090.

   The Fund's Investment Company Act file number is 811-802

                        MAIRS AND POWER GROWTH FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION

                              Dated April 29, 2005

     Mairs and Power Growth Fund, Inc. (the "Fund") is a no-load mutual fund. The objective of the Fund is to provide shareholders with a diversified holding of common stocks which have the potential for above-average long-term appreciation.

     This Statement of Additional Information is not a prospectus, but contains information in addition to what is contained in the Fund's Prospectus. It should be read in conjunction with the Prospectus, dated April 29, 2005, which has been filed with the Securities and Exchange Commission. The Fund's Prospectus and most recent annual financial statement may be obtained, without charge, by writing the Fund or calling our Customer Service Department at 1-800-304-7404, or by visiting our website at www.mairsandpower.com. Certain portions of the Prospectus have been incorporated by reference into this Statement of Additional Information, as noted herein. The address of the Fund is Mairs and Power Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P. O. Box 701, Milwaukee, WI 53201-0701.

                                TABLE OF CONTENTS


                                                                PAGE
The Fund                                                           2
Investment Objective and Policies                                  2
Investment Limitations                                             2
Portfolio Turnover                                                 3
Disclosure of Portfolio Holdings                                   4
Management of the Fund                                             5
Certain Transactions                                               7
Compensation                                                       8
Code of Ethics                                                     8
Proxy Voting Policies and Procedures                               8
Control Persons and Principal Holders of Securities                9
Investment Adviser                                                 9
Fund Administration Servicing Agreement                           10
Transfer Agent, Custodian and Fund Accountant                     10
Independent Registered Public Accounting Firm                     10
Portfolio Manager                                                 11
Brokerage Allocation and Other Practices                          11
Purchasing, Redeeming, and Pricing Fund Shares                    12
Taxation                                                          12
Principal Underwriter                                             12
Calculation of Performance Data                                   13
Financial Statements                                              13

THE FUND

     The Fund is an open-ended, diversified management company which was incorporated in Minnesota in 1958. The Fund has authorized capital stock of 100,000,000 shares, $0.01 par value per share. Each share entitles the shareholder to one vote at all meetings of Fund shareholders. Shareholders will participate equally in dividends and capital gains distributions declared by the Fund for each share owned. Fund shares are transferable without restrictions and are redeemable at net asset value. The Fund is not required to hold annual meetings of shareholders until such times as substantial changes are proposed in either the governance or the policies of the Fund.

INVESTMENT OBJECTIVE AND POLICIES

     As discussed in "Investment Objective, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings" in the Fund's Prospectus, the objective of the Fund is to provide shareholders with a diversified holding of common stocks which have the potential for above-average long-term appreciation.

INVESTMENT LIMITATIONS

     The Fund is subject to the following restrictions which may not be changed without the approval of the holders of a majority of the Fund's outstanding shares. The vote of a majority of the outstanding shares means the vote, at an annual or a special meeting of the shareholders representing (a) 67% or more of the voting shares present at such meeting, if the holders of more than 50% of the outstanding voting shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting shares of the Fund, whichever is less.

The Fund may not:

     (1) Purchase securities of any issuer if as a result, (a) more than 5% of the value of the total assets of the Fund would then be invested in the securities of a single issuer (other than U.S. Government obligations), or (b) more than 10% of any class of securities, or more than 10% of the outstanding voting securities, of the issuer would then be held by the Fund;

     (2) Purchase securities of other investment companies if as a result more than 5% of the Fund's total assets would then be (a) invested in the securities of that investment company, or (b) more than 10% of the Fund's assets would then be invested in securities of all investment companies;

     (3) Concentrate more than 20% of its investments in a particular industry as defined by Standard & Poor's;

     (4) Purchase or sell real estate, real estate investment trusts, or other interests in real estate which are not readily marketable;

     (5)  Write, purchase or sell puts, calls, or combinations thereof;

     (6) Make loans (although it may acquire portions of an issuer's publicly distributed securities);

     (7)  Purchase securities on margin or sell short;

     (8) Borrow money, except that the Fund may borrow from banks up to 5% of its total assets to pay capital gain distributions, to pay income dividends, or to relieve an extraordinary or emergency situation, but not for investment purposes;

     (9) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund;

     (10) Participate on a joint or a joint and several basis in any trading account in securities;

     (11) Invest in companies for the purpose of exercising control of management;

     (12) Act as an underwriter of securities of other issuers;

     (13) Purchase or retain the securities of any issuer if officers and directors of the Fund or its investment adviser who own individually more than one-half of one percent of the securities of such issuer, together own more than 5% of the securities of such issuer;

     (14) Purchase or sell commodities or commodity contracts in the ordinary course of its business; or

     (15) Purchase or sell "restricted securities" in such a way as to become an "underwriter" within the meaning of that term as used in the Securities Act of 1933.

PORTFOLIO TURNOVER

     The annual portfolio turnover rate for the Fund was 2.87% for the year ended December 31, 2004 and 2.41% for the year ended December 31, 2003. The Fund has not placed any limit on its rate of portfolio turnover and securities may be sold without regard to the time they have been held when in the opinion of the investment adviser, Mairs and Power, Inc., investment considerations warrant such action. Portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of securities with maturities of one year or less at the time the Fund acquired them) by the monthly average value of the securities in the Fund's portfolio during the year.

DISCLOSURE OF PORTFOLIO HOLDINGS

Disclosure of the Fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report on Form N-CSR to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. To view Fund portfolio holdings on the Fund's website, visit www.mairandpower.com. You may also obtain a copy of the Fund's latest quarterly report without charge by calling Customer Service at 1-800-304-7404.

From time to time the Fund's service providers, independent rating and ranking organizations, institutional investors and others may request information about the Fund's portfolio holdings. The Board of Directors has approved policies and procedures relating to disclosure of the Fund's portfolio holdings. The Fund's policy is to disclose portfolio holdings to third parties only where the Fund believes that it has a legitimate business purpose for disclosing the information and the recipient is subject to a duty of confidentiality including a duty not to trade on the basis of any non-public information. No compensation is received by the Fund in connection with the disclosure of portfolio holdings information.

The Fund may provide, at any time, portfolio holdings information to service providers, such as the Fund's investment manager, transfer agent, custodian/fund accounting agent, financial printer, pricing services, auditors, and proxy voting services, as well as to state and federal regulators and governmental agencies, and as otherwise required by law or judicial process. These service providers are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law or contract.

The Fund may also provide information regarding portfolio holdings to shareholders, firms and institutions before public disclosure is required or authorized as discussed above, provided that: (a) the recipient does not distribute the portfolio holdings information or results of any analysis of such information to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund's shares before the information becomes public; and (b) the recipient signs a written confidentiality agreement. The Fund's Board of Directors may, on a case-by-case basis, impose additional restrictions on the dissemination of the Fund's portfolio information beyond those described herein.

The Chief Compliance Officer will exercise oversight of disclosures of the Fund's portfolio holdings and ensure that all portfolio holdings disclosures are in the best interests of the Fund's shareholders. Every violation of the portfolio holdings disclosure policy must be reported by the Fund's Chief Compliance Officer. The portfolio holdings disclosure policy may not be waived, and exceptions may not be made, without the consent of the Fund's Board of Directors.

MANAGEMENT OF THE FUND

     The officers and directors of the Fund and their principal occupations for the last five years are set forth below.

                                                                                               NUMBER OF
                                                                                               PORTFOLIOS IN
                       POSITION(S) HELD                                                        FUND            OTHER
                       WITH THE FUND AND                                                       COMPLEX         DIRECTORSHIPS
NAME (AGE) AND         LENGTH OF TIME                                                          OVERSEEN BY     HELD BY
ADDRESS(1)             SERVED(2)          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS       DIRECTOR        TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
                                    INTERESTED PRINCIPAL OFFICER AND DIRECTOR

William B. Frels (65)  President since    -  President of the Investment Adviser                    N/A             None
                       June 2004,            (2002 to present).
                       Director since     -  Treasurer of the Investment Adviser
                       1992                  (1996 to present).
                                          -  Vice President of the Investment Adviser
                                             (1994 to 2002).

                                  INTERESTED PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

Peter G. Robb (56)     Vice President     -  Vice President and Secretary of the Investment         N/A             None
                       since 1994            Adviser.

Jon A. Theobald (59)   Secretary since    -  Executive Vice President and Chief                     N/A             None
                       2003                  Administrative Officer of the Investment
                                             Adviser (2002 to present).
                                          -  Senior Vice President, U.S. Trust
                                             Company (2001 to 2002).
                                          -  Executive Vice President, Resource Trust
                                             Company (1996 to 2001).

Lisa J. Hartzell (60)  Treasurer since    -  Manager of Mutual Fund Services of the                 N/A             None
                       1996                  Investment Adviser.
                                          -  Vice President of the Investment
                                             Adviser (July 2004 to present).

                                                DISINTERESTED DIRECTORS

Charlton Dietz (74)    Board Chair        -  Retired Senior Vice President, Legal Affairs            2              None
30 Seventh Street      since July 2004;      and General Counsel, 3M.
East, Suite 3050       Director since
St. Paul, MN 55101     1997

Norbert J. Conzemius   Director since     -  Retired Chief Executive Officer, Road Rescue            2              None
(63)                   2000                  Incorporated.

Charles M. Osborne     Director since     -  Chief Financial Office.                                 2              None
(51)                   2001                  Fair Isaac Corporation, (May 2004 to present).
                                          -  Chief Financial Officer (2000 to 2004), Vice
                                             President (2003 to 2004), University of
                                             Minnesota Foundation.
                                          -  Vice President and General Manager, MN (1999),
                                             Vice President Corporate Human Resources, IA
                                             (2000), McLeod USA/Ovation Communications.

                                                INTERESTED DIRECTOR WHO IS NOT AN OFFICER

Edward C. Stringer     Director since     -  Attorney (2002 to present), Briggs and Morgan,          2              None
(69)                   2002                  P.A.
2200 IDS Center                           -  Associate Justice, State of Minnesota Supreme
80 South 8th Street                          Court (1994 to 2002).
Minneapolis, MN
55402


(1) Unless otherwise indicated, the mailing address for each officer and director is 332 Minnesota Street, Suite W1520, St. Paul, MN 55101-1363.
(2) Each director serves until elected at the next scheduled annual meeting or until his successor is appointed. Each officer is elected annually.

     All of the above listed persons serve in the same capacities with Mairs and Power Balanced Fund, Inc., an open-end investment company which also retains Mairs and Power, Inc. as its investment adviser. Directors, officers and portfolio managers of the Mairs and Power Funds are subject to mandatory retirement at age 75.

The Board of Directors has four standing committees listed below:

                                                                                                      NUMBER OF
                                                                                                     MEETINGS HELD
                                                                                                      DURING LAST
                                           FUNCTIONS                               MEMBERS            FISCAL YEAR
------------------------------------------------------------------------------------------------------------------
Audit Committee            To make recommendations to the Board of      Norbert J. Conzemius               4
                           Directors regarding the selection of an      Charlton Dietz (Chairman)
                           independent registered public accounting     Charles M. Osborne
                           firm, and to assist the Board of Directors
                           in its oversight of the Fund's financial
                           reporting process. The Audit Committee
                           meets with the independent registered
                           public accounting firm at least annually
                           to review the results of the examination
                           of the Fund's financial statements and any
                           other matters relating to the Fund.


Fair Valuation Committee   To oversee pricing of the Fund and to       William B. Frels (Chairman)         4
                           research and resolve any pricing            Lisa J. Hartzell
                           problems. The Fair Valuation Committee      Jon A. Theobald
                           meets on an "as needed" basis.



Nominating Committee       To consider and recommend nominees for      Norbert J. Conzemius                1
                           directors to the Board to fill vacancies    Charlton Dietz (Chairman)
                           when required. Nominations of directors     Charles M. Osborne
                           who are not "interested persons" of the
                           Investment Company must be made and
                           approved by the Nominating Committee.
                           The Nominating Committee meets on an "as
                           needed" basis.

Disclosure Committee       To oversee and act as a final checkpoint    William B. Frels (Chairman)         1
                           with respect to all shareholder             Lisa J. Hartzell
                           communications. The Disclosure Committee    Jon A. Theobald
                           meets on an "as needed" basis.

     Each director attended at least 75% of the Board of Directors meetings and, if a member, of the Audit Committee meetings held during the fiscal year ended December 31, 2004.

     The following table provides information about the dollar range of common stock owned beneficially as of December 31, 2004 by each director.

                               DOLLAR RANGE OF        AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                            EQUITY SECURITIES IN   REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN
       NAME OF DIRECTOR           THE FUND                      FAMILY OF INVESTMENT COMPANIES
     -----------------------------------------------------------------------------------------------------
     Norbert J. Conzemius       over $100,000                           over $100,000
     Charlton Dietz             over $100,000                           over $100,000
     William B. Frels           over $100,000                           over $100,000
     Charles M. Osborne         over $100,000                           over $100,000
     Edward C. Stringer         over $100,000                           over $100,000

CERTAIN TRANSACTIONS

     Since January 1, 2003, no director who is not an interested person of the Fund, or any immediate family member of such a director, has had any direct or indirect interest, the value of which exceeded $60,000, in: (i) the Fund's investment adviser or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser.

     Since January 1, 2003, no director who is not an interested person of the Fund, or any immediate family member of such a director, has had any material interest or relationship, direct or indirect, in any transaction, or series of similar transactions, in which the amount involved exceeded $60,000 and to which any of the following persons was a party: (i) the Fund, (ii) an officer of the Fund, (iii) the Mairs and Power Balanced Fund, (iv) an officer of the Mairs and Power Balanced Fund, (v) the Fund's investment adviser, (vi) an officer of the Fund's investment adviser, (vii) a person directly or indirectly controlling, controlled by, or under common control with the investment adviser, or (viii) an officer of a person directly or indirectly controlling, controlled by, or under common control with the investment adviser.

     Since January 1, 2003, no officer of the Fund's investment adviser or any officer of any person directly or indirectly controlling, controlled by, or under common control with the investment adviser, served on the board of directors of any company where a director of the Fund who is not an interested person of the Fund, or immediate family member of the director, was an officer.

COMPENSATION

     The following table provides information about compensation paid to the Fund's directors for the fiscal year ended December 31, 2004. The Fund does not pay remuneration to its officers or to directors who are officers, directors or employees of the investment adviser.

                                                PENSION OR                           TOTAL COMPENSATION
                               AGGREGATE    RETIREMENT BENEFITS   ESTIMATED ANNUAL      FROM FUND AND
                              COMPENSATION  ACCRUED AS PART OF    BENEFITS  UPON      FUND COMPLEX PAID
NAME OF PERSON, POSITION       FROM FUND       FUND EXPENSES         RETIREMENT         TO DIRECTORS
-------------------------------------------------------------------------------------------------------
Norbert J. Conzemius
Disinterested Director         $34,200             None                 None               $36,000

Charlton Dietz
Disinterested Director         $34,200             None                 None               $36,000

Charles M. Osborne
Disinterested Director         $34,200             None                 None               $36,000

Edward C. Stringer
Interested Director            $34,200             None                 None               $36,000

William B. Frels
Interested Director,             None              None                 None                None
President

CODE OF ETHICS

     The Fund and its investment adviser have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes of ethics permit personnel subject to the codes to invest in securities including securities that may be purchased or held by the Fund. However, the code of ethics have been designed to ensure that the interests of the Fund's shareholders come before the interests of the Fund's managers. The codes contain restrictions on personal investing practices.

PROXY VOTING POLICIES AND PROCEDURES

     The Fund has delegated the authority to vote shares held in its investment portfolio to the investment adviser. Accordingly, the investment adviser is responsible for voting proxies for all voting securities held by the Fund. The investment adviser's policy is to vote in accordance with guidelines established by its Investment Committee. A copy of the investment adviser's proxy voting guidelines is attached as Appendix A.

     The proxy voting guidelines are reviewed by the investment adviser's Investment Committee and are subject to change. The Chief Investment Officer is responsible for resolving voting decisions that cannot be readily determined by reference to the proxy voting guidelines. Actual proxy voting records of the Fund are filed with the SEC no earlier than June 30th of each year. Proxy voting records may be obtained, without charge by visiting the Fund's website at www.mairsandpower.com and on the Commission's website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of April 1, 2005, the only shareholder holding more than 5% of the Fund's outstanding shares was "National Investor Services Corp. For The Exclusive Benefit Of Our Customers" (342,158 shares or 7.21%). As of April 1, 2005, the Fund's officers and directors as a group beneficially owned 0.38% of the Fund's outstanding shares.

INVESTMENT ADVISER

     Mairs and Power, Inc. a Minnesota corporation, is the investment adviser of the Fund. Mairs and Power, Inc.'s shareholders, along with their percentage ownership positions in Mairs and Power, Inc., are listed below. Mr. Frels is an officer and a director of the Fund and Mr. Robb is an officer of the Fund. Ownership positions in the "Other" category are owned by other officers and employees of the investment adviser.


                                 PERCENTAGE OF OUTSTANDING SHARES HELD
               SHAREHOLDER                 AS OF APRIL 1, 2005
               -----------              -----------------------
          William B. Frels                       32.5%
          George A. Mairs, III                   31.8%
          Peter G. Robb                          23.8%
          Other                                  11.9%


     Mairs and Power, Inc. has served as an investment advisory firm since 1931 and has furnished continuous investment supervision to the Fund since 1958. Mairs and Power, Inc. currently provides similar services to one other mutual fund, Mairs and Power Balanced Fund, Inc., the net assets of which as of December 31, 2004 were $90,669,337.

     Mairs and Power, Inc. serves as investment adviser to the Fund under the terms of an Amended and Restated Agreement for Investment Counsel Service effective July 13, 2004 (the Investment Advisory Agreement). The Investment Advisory Agreement must be approved annually by the Board of Directors of the Fund, including a majority of those directors who are not parties to such contract or "interested persons" of any such party as defined in the Investment Company Act of 1940. The independent directors of the Fund reviewed the level of fees charged by the investment adviser, the level and quality of service provided by the investment adviser, and the expenses incurred by the Fund. After careful review and consideration, the Investment Advisory Agreement was approved by the Board of Directors of the Fund, including a majority of the directors who were not parties to such agreement or interested persons of any such party, by casting their votes in person at a meeting called for such purpose. The Agreement may be terminated at any time, without penalty, on 60 days' written notice by the Fund's Board of Directors, by the holders of a majority of the Fund's outstanding voting shares or by the Investment Adviser. The Agreement automatically terminates in the event of its assignment (as defined in the Investment Company Act of 1940 and the rules thereunder). Mairs and Power, Inc. conducts investment research and supervises investment accounts for individuals, trusts, pension and profit sharing funds, charitable and educational institutions. It is not a broker and does not sell securities.

     As compensation for its services to the Fund, the investment adviser receives monthly compensation from the Fund . The management fee is computed at an annual rate of 0.60% based upon the Fund's average daily net assets. The ratio of the management fee to average net assets in 2004 was 0.60%; the ratio of total expenses to average net assets was 0.73%.

     Management fees paid by the Fund to Mairs and Power, Inc. amounted to $9,789,187 in 2004, $6,161,035 in 2003 and $4,899,017 in 2002. Under the terms of the Investment Advisory Agreement, the investment adviser agrees to render research, statistical and advisory services to the Fund, pay for office rental, executive salaries and executive expenses and pay all expenses related to the distribution and sale of Fund shares. All other expenses, such as brokerage commissions, fees charged by the Securities and Exchange Commission, custodian and transfer agent fees, legal and auditing fees, directors fees, taxes, premiums on fidelity bonds, supplies, and all other miscellaneous expenses are borne by the Fund.

FUND ADMINISTRATION SERVICING AGREEMENT

     Mairs and Power, Inc. provides certain administrative services for the Fund pursuant to a Fund Administration Servicing Agreement. These services include general administrative services, assistance with regulatory compliance, and coordination of accounting and tax reporting. As compensation for its services to the Fund, the Investment Adviser receives monthly compensation from the Fund. The Fund Administration fee is computed at an annual rate of 0.01% based upon the Fund's average daily net assets. In 2004, the Fund paid Mairs and Power, Inc. $101,953 for administrative services.

TRANSFER AGENT, CUSTODIAN AND FUND ACCOUNTANT

     U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, P. O. Box 701, Milwaukee, Wisconsin 53201-0701 acts as the Fund's transfer agent and dividend disbursing agent. For these services, the Fund paid U.S. Bancorp Fund Services $680,911 in 2004, $532,199 in 2003 and $484,159 for 2002. U.S.
Bancorp Fund Services also serves as fund accountant for the Fund. For these services, the Fund paid U.S. Bancorp Fund Services $149,604 in 2004, $106,895 in 2003 and $92,701 for 2002.

     Custodial services for the Fund are performed by U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, pursuant to the terms of a Custodial Agreement reviewed annually by the Board of Directors. As custodian, U.S. Bank, N.A controls all securities and cash for the Fund, receives and pays for securities purchased, delivers against payment for securities sold, receives and collects income from investments, makes all payments for Fund expenses and performs other administrative services, as directed in writing by authorized officers of the Fund. For these services, the Fund paid U.S. Bank, N.A $336,663 in 2004, $211,845 in 2003 and $164,493 in 2002.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Ernst & Young LLP, Suite 1400, 220 South Sixth Street, Minneapolis, Minnesota 55402 is the independent registered public accounting firm to the Fund, and is subject to annual appointment by the Board of Directors. Ernst & Young LLP conducts an annual audit of the Fund's financial statements and performs tax and accounting advisory services.

PORTFOLIO MANAGER

OTHER ACCOUNTS MANAGED

     William B. Frels, the portfolio manager of the Fund, is also primarily responsible for the day-to-day management of other accounts managed by Mairs and Power, Inc.

     The number of other accounts managed by Mr. Frels and the total assets managed in these other accounts are as follows:

     - Mr. Frels is portfolio manager of the Mairs and Power Balanced Fund, Inc. As of December 31, 2004, the total assets under management in this fund were $90,669,337;
     - Mr. Frels is the portfolio manager for 18 pooled investment advisory accounts. As of December 31, 2004, the total assets under management in these accounts were $367,353,023.
     - Mr. Frels is the portfolio manager for 109 individual investment advisory accounts. As of December 31, 2004, the total assets under management in these accounts were $211,803,387.

     In one of the accounts described above, the advisory fee is based on a percentage of assets under management plus a bonus payment based on the performance of the account. The total assets under management in this account as of December 31, 2004 were $75,291,398. Advisory fees for all of the other accounts are based on a percentage of assets under management.

     There are no material conflicts of interest in connection with the portfolio manager's management of the Fund's investments and the investments of the other accounts described above.

COMPENSATION

     The Fund does not pay any salary, bonus, deferred compensation, pension or retirement plan on behalf of the portfolio manager or any other employee of Mairs and Power, Inc. The portfolio manager of the Fund receives compensation from the investment adviser, Mairs and Power, Inc. Compensation consists of a fixed salary and bonuses based on the profitability of the firm. The portfolio manager also participates in the profit sharing plan of the investment adviser. Contributions are made annually and are within the limitations of the Internal Revenue Service Rules and Regulations.

OWNERSHIP OF SECURITIES

     As of December 31, 2004, Mr. Frels beneficially owned between $500,001 - $1,000,000 of the shares in the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

     Subject to policies established by the Board of Directors of the Fund, the investment adviser is responsible for the Fund's portfolio decisions and the placing of orders to effect the Fund's portfolio transactions. With respect to such transactions, the investment adviser seeks to obtain the best net results for the Fund taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While the investment adviser generally seeks reasonably competitive commission rates, the Fund will not necessarily be paying the lowest commission or spread available. The Fund has no obligation to deal with any broker or dealer in the execution of its portfolio transactions. The broker-dealers used by the Fund have no affiliation with the Fund, its investment adviser, or any of their officers or directors.

     Investment decisions for the Fund are made independently from those for the Mairs and Power Balanced Fund, Inc., also managed by Mairs and Power, Inc. When these funds are simultaneously engaged in the purchase or sale of the same securities, the transactions are averaged as to price and allocated as to amount in accordance with a formula deemed equitable to each fund. In some cases this system may adversely affect the price paid or received by the Fund, or the size of the position obtainable for the Fund.

     Decisions with respect to allocations of portfolio brokerage will be made by the investment adviser. Portfolio transactions are normally placed with broker-dealers which provide the Fund's investment adviser with research and statistical assistance. Recognizing the value of these factors, the Fund may pay brokerage commissions in excess of those which another broker might charge for effecting the same transaction, even though the research services furnished by brokers through whom the Fund effects securities transactions may benefit other clients of Mairs and Power, Inc.

     For the year 2004, the Fund paid $937,093 in brokerage fees on purchase and sale of portfolio securities. All of this amount was paid to brokers or dealers who supplied research services to the investment adviser. Total brokerage fees for 2003 and 2002 amounted to $510,301 and $547,055, respectively.

PURCHASING, REDEEMING, AND PRICING FUND SHARES

     The purchase, redemption, and pricing of the Fund's shares are subject to the procedures described in "Purchasing Shares," "Redeeming Shares," "Determining Net Asset Value Per Share" and "Frequent Purchases and Redemptions of Funds Shares" in the Fund's Prospectus, which is incorporated herein by reference.

TAXATION

     The Fund intends to comply, as it did in 2004, with the special provisions of Subchapter M of the Internal Revenue Code that relieves it from federal income tax on net investment income and capital gains currently distributed to shareholders. The Internal Revenue Code requires all regulated investment companies to pay a nondeductible 4% excise tax if less than 98% of ordinary income and less than 98% of capital gains are paid out to shareholders during the year in which they are earned or realized. The Fund intends to distribute income and capital gains in such a manner as to avoid this excise tax.

PRINCIPAL UNDERWRITER

     The Fund is the sole distributor of its mutual fund shares.

CALCULATION OF PERFORMANCE DATA

     The Fund may publish its total return information from time to time. Quotations of the Fund's average annual total rate of return, the Fund's average annual total return (after taxes on distributions), and the Fund's average annual total return (after taxes on distributions and redemptions), will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over periods of one, five and ten years. The after-tax performance is calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The calculation applies the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gain distributions, and the long-term capital gain rate for long-term capital gain distributions. Performance data will reflect the deduction of a proportional share of Fund expenses (on an annual basis), and will assume that all dividends and capital gains distributions are reinvested when paid.

     Performance information reflects only the performance of a hypothetical investment in the Fund during the particular time periods on which the calculations are based. Such information should not be considered as representative of the performance of the Fund in the future. Performance of the Fund will vary based not only on the current market value of the securities held in its portfolio, but also on changes in its expenses and amount of assets.

FINANCIAL STATEMENTS

     The Fund's financial statements, including a listing of portfolio securities as of December 31, 2004, are included in the Fund's Annual Report to Shareholders for the year ended December 31, 2004 and are incorporated herein by reference. The financial statements have been audited by Ernst & Young LLP, independent registered public accounting firm, Suite 1400, 220 South Sixth Street, Minneapolis, Minnesota 55402, as set forth in their report appearing in the Annual Report and incorporated herein by reference. Additional copies of the Annual Report may be obtained, without charge, by writing or calling the Fund, or by visiting the Fund's website at www.mairsandpower.com.

                                                                      Appendix A

                              MAIRS AND POWER FUNDS

                      PROXY VOTING POLICIES AND PROCEDURES

                               Effective 07/01/03

A. Mairs and Power has adopted and implemented these proxy voting guidelines having in mind our overriding goal of ensuring that all proxies are voted in the best interest of the Fund and its Shareholders.

B. The person at Mairs and Power responsible for monitoring corporate actions, making voting decisions and ensuring that proxies are submitted in a timely manner is Mr. Ronald Kaliebe, Vice President. Whenever Mr. Kaliebe identifies proposals which are controversial or non-routine in nature, such proposals will be reviewed on a case-by-case basis and he will enlist the guidance of the full Mairs and Power Investment Committee, which includes Mr. George A. Mairs, III, Mr. William B. Frels, Mr. Peter G. Robb, Mr. John
     K. Butler and Mr. Jon A. Theobald, in addition to Mr. Kaliebe.

C. As a general rule, it is the policy of Mairs and Power to vote in favor of management on all proxy statement proposals considered to be non-controversial and routine in nature. In this regard, the following types of proposals are generally considered to be in this category:

     1.   Election of directors and related compensation issues.

     2.   Appointment of independent auditors.

     3. New employee incentive plans or amendments to existing incentive plans involving the issuance of new common shares representing less than 10% of the then number of common shares outstanding.

     4. Stock splits and/or dividends and requests to increase the number of authorized but unissued common shares outstanding.

     5. A variety of proposals involving such issues as charitable contributions, cumulative voting, employment, political activities, etc. all of which are deemed to be a prerogative of management.

D. Proposals considered to be controversial and/or non-routine in nature will require special case-by-case consideration by the Mairs and Power Investment Committee in order to determine the voting decision which will be in the best interest of the Fund and its Shareholders. Examples of such proposals would include the following:

     1.   Amendments to the articles of incorporation and corporate by-laws.

                                                                      Appendix A

     2.   Acquisition or merger related proposals.

     3. Any proposal related to a change in control be it friendly or unfriendly or any proposal designed to prevent or discourage unfriendly takeovers (i.e. poison pill proposals).

     4. New incentive plans or amendments to existing incentive plans that would have the potential to increase the number of the then outstanding common shares by 10% or more.

     5. All other controversial or non-routine proposals not specifically mentioned above.

E. Conflicts of interest - It is the responsibility of Mr. Kaliebe, in consultation with the full Mairs and Power Investment Committee, to identify and determine the materiality of any potential conflicts between the interests of Mairs and Power and those of the Fund and its Shareholders. Due to the size and nature of Mairs and Power's business, it is anticipated that material conflicts of interest will rarely occur. Whenever a material conflict of interest does exist, it will be addressed in one of the following ways:

     1. The proxy will be voted according to the predetermined voting policy set forth hereinabove, provided that the proposal at issue is not one which the policy requires to be considered on a case-by-case basis, and provided further that exercising the predetermined policy may not result in a vote in favor of management of a Company where the conflict involved is the fact that Mairs and Power does business with the Company.

     2. In conflict situations which cannot be addressed using the predetermined voting policy, guidance will be sought from the Fund's Board of Directors. The proxy will be voted as directed by the Fund's Board of Directors following full disclosure of the conflict and a determination as to what vote will be in the best interest of the Fund and its Shareholders.

F. Mairs and Power will make its proxy voting record for the Mairs and Power Funds available to Fund shareholders on its website beginning with the twelve month period ending June 30, 2004 and annually thereafter. The proxy voting information, which will mirror what is required to be filed with the SEC via Form N-PX, will be made available on the Mairs and Power website as soon as is reasonably practicable after filing Form N-PX with the SEC.

PART C.   OTHER INFORMATION

Item 23.  Exhibits

          (a) Amended and Restated Articles of Incorporation, dated April 8, 1991. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-14290, Post-Effective Amendment No. 53, filed on April 26, 2000.

          (a)(1) Articles of Amendment to Amended and Restated Articles of Incorporation Article VI, dated June 8, 1998. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-14290, Post-Effective Amendment No. 53, filed on April 26, 2000.

          (b) Amended and Restated By-laws. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-14290, Post-Effective Amendment No. 53, filed on April 26, 2000.

          (c)     None.

          (d) Amended and Restated Agreement for Investment Counsel Service, effective July 13, 2004. Incorporated by reference to Registrant's Registration Statement on Form N-1A,
                  No. 2-14290, Post-Effective Amendment No. 58, filed on February 28, 2005.

          (e)     None.

          (f)     None.

          (g) Custodian Agreement entered into between the Fund and Firstar Trust Company on April 15, 1996. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-14290, Post-Effective Amendment No. 53, filed on April 26, 2000.

          (g)(1) Amendment to the Custodian Agreement entered into between the Fund and U.S. Bank N.A. (f/k/a Firstar Trust Company) dated December 1, 2004. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-14290, Post-Effective Amendment No. 58, filed on February 28, 2005.

          (h) Transfer Agent Agreement entered into between the Fund and Firstar Trust Company on April 15, 1996. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-14290, Post-Effective Amendment No. 55, filed on April 26, 2002.

          (h)(1) Amendment to the Transfer Agent Agreement entered into between the Fund and U.S. Bancorp Fund Services LLC (f/k/a Firstar Trust Company) dated April 2, 2002. Incorporated by reference to Registrant's Registration Statement on Form N-1A,
                  No. 2-14290, Post-Effective Amendment No. 58, filed on February 28, 2005.



          (h)(2) Fund Accounting Servicing Agreement entered into between the Fund and Firstar Trust Company on April 15, 1996. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-14290, Post-Effective Amendment No. 55, filed on April 26, 2002.

          (h)(3) Blue Sky Compliance Servicing Agreement entered into between the Fund and Firstar Trust Company on April 15, 1996. . Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-14290, Post-Effective Amendment No. 55, filed on April 26, 2002.

          (h)(4) Amendment to the Blue Sky Compliance Servicing Agreement entered into between the Fund and U.S. Bancorp Fund Services LLC (f/k/a Firstar Trust Company) dated July 1, 2004. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-14290, Post-Effective Amendment No. 58, filed on February 28, 2005.

          (h)(5) Blue Sky Registration Agreement entered into between the Fund and Quaser Distributors, LLC, on July 1, 2004.
                  Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-14290, Post-Effective
                  Amendment No. 58, filed on February 28, 2005.

          (h)(6) Fund Administration Servicing Agreement entered into between the Fund and Mairs and Power, Inc. on January 5, 2005. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-14290, Post-Effective Amendment No. 58, filed on February 28, 2005.

          (i)     None.

          (j) Consent of Independent Registered Public Accounting Firm. Filed herewith.

          (k)     None.

          (l)     None.

          (m)     None.

          (n)     None.

          (o)     None.

          (p) Mairs and Power Growth Fund, Inc. Code of Ethics adopted under Rule 17j-1 of the Investment Company Act of 1940, dated September 15, 2004. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-14290, Post-Effective Amendment No. 58, filed on February 28, 2005.

          (p)(1) Mairs and Power, Inc. Code of Ethics adopted under Rule 17j-1 of the Investment Company Act of 1940, dated September 15, 2004. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-14290, Post-Effective
                  Amendment No. 58, filed on February 28, 2005.

Item 24.  Persons Controlled By or Under Common Control with Registrant

          None

Item 25.  Indemnification

          The Fund's Amended and Restated Articles of Incorporation state that a director of the corporation shall have no personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director to the full extent such immunity is permitted from time to time under the Minnesota Business Corporation Act, as now enacted or hereafter amended, except as prohibited by the Investment Company Act of 1940, as amended.

          Section 302A.521 of the Minnesota Business Corporation Act provides that a Minnesota corporation shall indemnify any director, officer or employee of the corporation made or threatened to be made a party to a proceeding, by reason of the former or present official capacity of the person, against judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding, provided that certain statutory standards are met. "Proceeding" means a threatened, pending or completed civil, criminal, administrative, arbitration or investigative proceeding, including one by or in the right of the corporation. Indemnification is required under Section 302A.521 only if the person (i) has not been indemnified by any other organization with respect to the same acts or omissions,
          (ii) acted in good faith, (iii) received no improper personal benefit,
          (iv) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful, and (v) reasonably believed that the conduct was in the best interest of the corporation.

Item 26.  Business and Other Connections of Investment Adviser

          None.

Item 27.  Principal Underwriters

          None.

Item 28.  Location of Accounts and Records

                                       Custodian:  U.S. Bank, N.A.
                                                   425 Walnut Street
                                                   Cincinnati, Ohio  45202

             Transfer Agent: Overnight Deliveries  U.S. Bancorp Mutual Fund Services, LLC
                                                   3rd Floor, 615 East Michigan Street
                                                   Milwaukee, Wisconsin 53202

                  Transfer Agent: Mailing Address  U.S. Bancorp Mutual Fund Services, LLC
                                                   615 East Michigan Street
                                                   P. O. Box 701
                                                   Milwaukee, Wisconsin 53201-0701

                              Investment Adviser:  Mairs and Power, Inc.
                                                   W1520 First National Bank Building
                                                   332 Minnesota Street
                                                   Saint Paul, Minnesota 55101

Item 29.  Management Services

          None.

Item 30.  Undertakings

          Inapplicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of the registration statement under Rule 485 (b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Paul, and State of Minnesota on the 29th day of April, 2005.

                              MAIRS AND POWER GROWTH FUND, INC.


                              /s/ William B. Frels
                              -------------------------------------------------
                              William B. Frels
                              President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ William B. Frels          President and Director
----------------------------  (Principal Executive Officer)    April 29, 2005
William B. Frels


/s/ Lisa J. Hartzell          Treasurer
----------------------------  (Principal Financial and
Lisa J. Hartzell              Accounting Officer)              April 29, 2005


/s/ Norbert J. Conzemius
----------------------------
Norbert J. Conzemius          Director                         April 29, 2005


/s/ Charlton Dietz
----------------------------
Charlton Dietz                Director                         April 29, 2005


/s/ Charles M. Osborne
----------------------------
Charles M. Osborne            Director                         April 29, 2005


/s/ Edward C. Stringer
----------------------------
Edward C. Stringer            Director                         April 29, 2005

                                  EXHIBIT INDEX


ITEM         DESCRIPTION
----         -----------

(j)          Consent of Independent Registered Public Accounting Firm.
